May 7, 2024

BNY MELLON INVESTMENT PORTFOLIOS

- Technology Growth Portfolio

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Robert C. Zeuthen and Brian Byrnes are the fund's primary portfolio managers. Messrs. Zeuthen and Byrnes have been primary portfolio managers of the fund since March 2022 and May 2024, respectively. Messrs. Zeuthen and Byrnes are research analysts at NIMNA.

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The following information supersedes and replaces the information in the fourth paragraph in the section "Fund Details – Management" in the prospectus:

Robert C. Zeuthen and Brian Byrnes are the fund's primary portfolio managers, positions they have held since March 2022 and May 2024, respectively. Messrs. Zeuthen and Byrnes are jointly and primarily responsible for managing the fund's portfolio. Mr. Zeuthen is a research analyst at NIMNA and has been employed by NIMNA or a predecessor company of NIMNA since 2006. Mr. Byrnes is a research analyst at NIMNA and has been employed by NIMNA since 2022. Prior to joining NIMNA, Mr. Byrnes was a research analyst, among other positions, at Eaton Vance from 2018 to 2022.

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May 7, 2024

BNY MELLON INVESTMENT PORTFOLIOS

-Technology Growth Portfolio

Supplement to Current Statement of Additional Information

The following information supplements the information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage, except if otherwise indicated.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Brian Byrnes[1]	None	N/A	None	N/A	None	N/A

[1]	Because Mr. Byrnes became a primary portfolio manager of TGP as of May 6, 2024, his information is as of April 30, 2024.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts
Brian Byrnes	None	N/A	N/A

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, except if otherwise indicated.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Brian Byrnes	TGP[1]	None

[1]	Mr. Byrnes became a primary portfolio manager of TGP as of May 6, 2024, and, as of April 30, 2024, he did not own any shares of the fund.

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